UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934, as amended.

Date of Report (Date of earliest event reported): September 29, 2004

COACH INDUSTRIES GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-19471	91-1942841
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12555 Orange Drive, Suite 261, Davie, Florida	33330
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 862-1425

9600 W. Sample Road, Suite 505, Coral Springs, Florida 33065

(Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service, should be sent to:

Joseph I. Emas, Attorney at Law

1224 Washington Avenue

Miami Beach, Florida 33139

Telephone: 305.531.1174

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 Unregistered Sales of Securities

Laurus Transaction.

On September 29, 2004, we entered into and closed a Securities Purchase Agreement and related agreements with Laurus Master Fund, Ltd., a Cayman Island company (Laurus). Under the agreement, we issued to Laurus a convertible term note in the aggregate principal amount of $6,000,000. The term of the note is three years and bears interest at the rate of prime (as published in the Wall Street Journal) plus three and one half percent. The funds received from the note, after fees and costs, will be used to purchase all the assets and equity of Corporate Development Services, Inc., anticipated to be up to $1,200,000 with the remainder of the funds to be used for general corporate purposes.

In connection with the agreement and term note, we issued Laurus stock purchase warrants to acquire our common stock. The stock purchase warrant grants Laurus the right to acquire 1,487,601 shares of our common stock during a seven year term. The exercise prices of the warrant are $1.51, $1.82, and $2.12, respectively, each for one third of our common stock covered under the warrant. On or before October 29, 2004, we are required to file a registration statement with the Securities and Exchange Commission covering the common stock issuable upon conversion of amounts due under the note, as well as the our common shares issuable upon exercise of the stock purchase warrants described above.

The description of the transaction with Laurus as described hereinabove is qualified in its entirety by the Securities Purchase Agreement and related agreements which are attached as exhibits to this Form 8-K.

ITEM 7.01 Regulation FD Disclosure.

The Registrant issued the press release which is attached as Exhibit 99.1 on October 5, 2004.

Note: The information in this report (including the exhibits) are furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement dated September 29, 2004 by and between Coach Industries Group, Inc. and Laurus Master Fund, Ltd.
10.2	Secured Convertible Term Note of Coach Industries Group, Inc. dated September 29, 2004 in favor of Laurus Master Fund, Ltd.
10.3	Master Security Agreement dated September 29, 2004 by and between Coach Industries Group, Inc., Caribbean Clubs International, Inc., and Laurus Master Fund, Ltd.
10.4	Common Stock Purchase Warrant of Coach Industries Group, Inc. dated September 29, 2004 in favor of Laurus Master Fund, Ltd.
10.5	Registration Rights Agreement dated September 29, 2004 by and between Coach Industries Group, Inc. and Laurus Master Fund, Ltd.
10.6	Stock Pledge Agreement dated September 29, 2004 by and between Coach Industries Group, Inc., Caribbean Clubs International, Inc., and Laurus Master Fund, Ltd.
10.7	Subsidiary Guaranty dated September 29, 2004 by Caribbean Clubs International, Inc. in favor of Laurus Master Fund, Ltd.
10.8	Funds Escrow Agreement dated September 29, 2004 by and between Coach Industries Group, Inc., and Laurus Master Fund, Ltd.
10.9	Escrow Agreement dated September 29, 2004 by and between Coach Industries Group, Inc., and Laurus Master Fund, Ltd.
99.1	Press Release of Coach Industries Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2004	Coach Industries Group, Inc.
(Registrant)

/s/ Francis O’Donnell
Francis O’Donnell, CEO

EXHIBIT INDEX

Exhibit No.	Description
10.1	Securities Purchase Agreement dated September 29, 2004 by and between Coach Industries Group, Inc. and Laurus Master Fund, Ltd.
10.2	Secured Convertible Term Note of Coach Industries Group, Inc. dated September 29, 2004 in favor of Laurus Master Fund, Ltd.
10.3	Master Security Agreement dated September 29, 2004 by and between Coach Industries Group, Inc., Caribbean Clubs International, Inc., and Laurus Master Fund, Ltd.
10.4	Common Stock Purchase Warrant of Coach Industries Group, Inc. dated September 29, 2004 in favor of Laurus Master Fund, Ltd.
10.5	Registration Rights Agreement dated September 29, 2004 by and between Coach Industries Group, Inc. and Laurus Master Fund, Ltd.
10.6	Stock Pledge Agreement dated September 29, 2004 by and between Coach Industries Group, Inc., Caribbean Clubs International, Inc., and Laurus Master Fund, Ltd.
10.7	Subsidiary Guaranty dated September 29, 2004 by Caribbean Clubs International, Inc. in favor of Laurus Master Fund, Ltd.
10.8	Funds Escrow Agreement dated September 29, 2004 by and between Coach Industries Group, Inc., and Laurus Master Fund, Ltd.
10.9	Escrow Agreement dated September 29, 2004 by and between Coach Industries Group, Inc., and Laurus Master Fund, Ltd.
99.1	Press Release of Coach Industries Group, Inc.